UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004 (October 31, 2004)

DoubleClick Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23709	13-3870996
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

111 Eighth Avenue, 10th Floor
New York, New York	10011
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (212) 683-0001

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On October 31, 2004, DoubleClick Inc. issued a press release announcing that it has retained Lazard Frères & Co. to explore strategic options for the business in order to achieve greater shareholder value. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press release dated October 31, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLECLICK INC.
Date: November 2, 2004	By:	/s/Bruce Dalziel
		Name:	Bruce Dalziel
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 31, 2004